Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ BARRY A. ROSEN
Barry A. Rosen

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ ROBERT W. PHILIP
Robert W. Philip

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ CAROL S. LEWIS
Carol S. Lewis

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ DORI SCHNITZER
Dori Schnitzer

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ GARY SCHNITZER
Gary Schnitzer

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ JEAN S. REYNOLDS
Jean S. Reynolds

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ KENNETH M. NOVACK
Kenneth M. Novack

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ LEONARD SCHNITZER
Leonard Schnitzer

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ RALPH R. SHAW
Ralph R. Shaw

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ ROBERT S. BALL
Robert S. Ball

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ SCOTT LEWIS
Scott Lewis

POWER OF ATTORNEY

(Form 10-K)

                The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated   November 29, 2001

/s/ WILLIAM A. FURMAN
William A. Furman